Net Investment in Direct Financing Leases - Schedule of Net Investment in Direct Financing Leases (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Leases [Abstract]
Total minimum lease payments to be received	$ 65,536	396,734	321,614
Initial direct cost	654	3,963	3,963
Total	66,190	400,697	325,577
Unearned income	(11,961)	(72,416)	(64,581)
Net investment in direct finance leases	54,229	328,281	260,996
Current	21,279	128,814	89,451
Non-current	$ 32,950	199,467	171,545